Income Taxes	12 Months Ended
Jul. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes
8.	Income Taxes

Opiant provides for income taxes asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax bases of assets and liabilities and the tax rates in effect when these differences are expected to reverse. This method requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

Opiant has net operating loss (NOL) carry forwards that were derived solely from operating losses from prior years. These amounts can be carried forward to offset future taxable income for a period of 20 years for each tax year’s loss. These NOL carry forwards begin to expire in 2026. No provision was made for federal income taxes as the Company has significant net operating losses. The income tax period for 2015 is open for examination by taxing authorities.

The provision for income taxes differs from the amounts which would be provided by applying the statutory federal income tax rate to the net loss before provision for income taxes for the following reasons:

	July 31, 2015	July 31, 2014

Income tax expense at statutory rate	$(2,070,422)	$(5,527,011)

Valuation allowance	2,070,422	5,527,011

Income tax expense per books	$-	$-

Net deferred tax assets consist of the following components as of:

	July 31, 2015	July 31, 2014

Net operating loss carryover at statutory rate	$(16,040,239)	$(13,969,817)

Valuation allowance	16,040,239	13,969,817

Net deferred tax asset	$-	$-

Opiant had no uncertain tax positions at July 31, 2015 or July 31, 2014.